UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2007 (June 26, 2007)

INNOFONE.COM, INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	0-31949	98-0202313
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1431 Ocean Ave., Suite 1100 Santa Monica, CA	90401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 458-3233

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Innofone.com, Incorporated (the “Registrant” or “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form 10-KSB entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation

On June 26, 2007, Innofone.com, Incorporated (the “Company”) received a notice that the Company was deemed delinquent in making a $250,000 payment to Lakewood Group, LLC (“Lakewood”) that was due by June 25, 2007 (“Non-Payment”) pursuant to the terms of a note issued by the Company to Lakewood dated January 12, 2007 for the principal amount of $1,000,000 (the “Note”). The Note and related transaction documents were disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2007.

Pursuant to Section 3.1 of the Note, the Non-Payment is a default event and triggered all sums payable under the Note to be immediately due at Lakewood’s option. Pursuant to a Guaranty entered into by Alex Lightman, for the benefit of Lakewood, and dated January 12, 2007, our Chief Executive Officer, Mr. Lightman is liable for all sums due under the Note. In the notice, Lakewood demanded immediate payment of $1,000,000 from Mr. Lightman.

Pursuant to a Stock Pledge Agreement between Alex Lightman and Lakewood, dated January 12, 2007 (“Stock Pledge Agreement”), which was entered into in connection with the Note, Mr. Lightman pledged to Lakewood 4,000,000 restricted shares of the Company’s common stock, par value $0.001 (“Pledged Stock”). Section 5(a) of the Stock Pledge Agreement provides that, in the event of Non-Payment, Lakewood may sell the Pledged Stock. On June 26, 2007, Lakewood provided the Company with notice that, five business days after receipt of the notice by the Company, Lakewood will commence selling the Pledged Stock pursuant to the Stock Pledge Agreement.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exh. No.	Description

10.1	Guaranty signed by Alex Lightman, dated January 12, 2007.

10.2	Stock Pledge Agreement, between Alex Lightman and Lakewood Group, LLC, dated January 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOFONE.COM, INCORPORATED
(Registrant)

Date: July 2, 2007
/s/ Alex Lightman
Alex Lightman, Chief Executive Officer